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                                                                    EXHIBIT 23.3



                         CONSENT OF RYDER SCOTT COMPANY

  We hereby consent to the use of our report dated February 17, 2000 regarding Torch Energy Royalty Trust interest and to reference to our firm included in this Form 10-K.

                                         RYDER SCOTT COMPANY



                                         By:  /s/ Ryder Scott Company
                                              --------------------------------

Houston, Texas
March 27, 2000